HomeBanc Corp. Earnings Conference Call For the Three and Nine Months Ended September 30, 2005 Exhibit 99.2

SPECIAL CAUTIONARY NOTICE
REGARDING FORWARD-LOOKING
STATEMENTS
Certain statements made or incorporated by reference in this presentation may constitute “forward-looking statements”
within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933 and Section 21E of the
Securities Exchange Act of 1934. Such forward-looking statements include statements regarding the Company’s expectations about portfolio growth, dividends and reductions in GAAP losses in future periods; REIT taxable income;
estimated net interest spread; statements regarding expectations and guidance of increased mortgage originations for the
Company for 2005, total industry mortgage originations for 2005, and growth in the Company’s portfolio of retained mortgage loans; expectations of our ability to achieve improved funding costs and increase leverage for our portfolio; and the
Company’s ability to achieve continued success in execution of our strategy. Such forward-looking statements are based on information presently available to the Company’s management and are subject to various risks and uncertainties, including, without limitation, risks of changes in interest rates and the yield curve on our mortgage loan production, our product mix and our interest sensitive assets and liabilities; mortgage loan prepayment assumptions and estimated lives of loans; the risk that loan applications may not be indicative of loan origination volume realized in the future due to fallout from applicants not completing the application process or not closing a loan; interest rate risks and credit risks of customers; loan loss experience and the rate of loan charge-offs; risks inherent in originating mortgage loans; loss experience arising from alleged breaches of representations and warranties provided to buyers of mortgage loans sold; risks related to the Company’s execution of its new business strategy and its ability to meet the requirements for operation as a REIT; the failure of assumptions underlying the establishment of reserves for loan and contingency losses and other estimates including estimates about loan prepayment rates, and the estimates and assumptions utilized in our hedging strategy; the execution of the Company’ s phase II objectives; risks inherent in the application of our accounting policies as described in the footnotes to financial statements included in our filings with the SEC; and the other risks described in the Company’s SEC reports and filings under “Special Cautionary Notice Regarding Forward-Looking Statements” and “Risk Factors.” You should not place undue reliance on forward-looking statements, since the statements speak only as of the date that they are made. The
Company has no obligation and does not undertake to publicly update, revise or correct any of the forward-looking statements after the date of this press release, or after the respective dates on which such statements otherwise are made, whether as a result of new information, future events or otherwise.

3 HomeBanc Participants • Patrick Flood – Chairman and CEO • Kevin Race – President, COO and CFO • Carol Knies – VP, Investor Relations

Highlights for Q3 2005
•
REIT taxable earnings
(1)
of $14.2 million, or $0.25 per share, for the
three months ended September 30, 2005
•
GAAP consolidated net loss of $0.8 million, or $0.01 per share, for the three months ended September 30, 2005
•
REIT portfolio assets of $5.1 billion as of September 30, 2005, a 16%
increase over June 30, 2005
•
Mortgage origination volume of $1.8 billion for the three months ended September 30, 2005
•
New loan application volume of $2.0 billion for the three months ended September 30, 2005
•
Mortgage loan applications in the pipeline of $1.5 billion at
September 30, 2005
(1) REIT taxable earnings is a non-GAAP financial measure. We define REIT taxable earnings to be REIT earnings calculated under the Internal
Revenue Code of 1986 for purposes of the REIT distribution requirement. A  REIT is required to distribute 90% of its REIT taxable earnings, which in general, includes all dividends received from our taxable REIT subsidiaries. The most comparable GAAP measure is consolidated
GAAP earnings. Federal tax laws calculate REIT taxable earnings in a manner that, in certain respects, differs from the calculation of consolidated GAAP earnings.  Management believes that REIT taxable earnings is an additional meaningful measure of the Company’s operating performance.  The Company uses REIT taxable earnings as the basis for establishing the amount of dividends payable to holders of the Company’ s common stock. A reconciliation of REIT taxable earnings to consolidated GAAP earnings is provided at the end of this presentation.

Results Since IPO
(1) Based on actual shares outstanding of 45.5 million
(2) Based on actual shares outstanding of 56.4 million
(3) Based on actual shares outstanding of 56.6 million
(4) Based on average shares outstanding
9% 21% 12% 42% % Increase
16% 20% 24% 45% % Growth
($0.01)
(4)
($0.06)
(4)
($0.15)
(4)
($0.27)
(4)
($0.61)
(4)
Cons. GAAP
net (loss) per
share
$0.25
(3)
$5.1 b
For
the Qtr.
9/30/05
$0.23
(2)
$0.19
(2)
$0.17
(1)
$0.12
(1)
Dividend per
share
$4.4 b $3.7 b $2.9 b $2.0 b Portfolio
For
the Qtr.
6/30/05
For
the Qtr.
3/31/05
For
the Qtr.
12/31/04
For
the Qtr.
9/30/04

6 HomeBanc’s Strategy Profitability Purchase Product Process People Associate Satisfaction + Customer Satisfaction + Market Share = Financial Performance

$245 29% $225 $1.09 69% $1.26 ARM Volume
$284
$362
Q3
2004
44%
56%
% of
Total
$341
$434
Q3
2005
$1.21 74% $1.33 Purchase Volume
$0.22 26% $0.48 Refinance Volume
Q3
2004
% of
Total
Q3
2005 ($ in Billions)
Product & Purchase
Loan Origination Statistics
Three Months Ended September 30, 2005
HBMC
(1) Mortgage Bankers Association of America Long-Term Mortgage
Finance Forecast as of October 26, 2005
13 – 16% $5.6 $6.3 - $6.5 HomeBanc Mortgage Corporation
0%
%
Change
$2,772 $2,778 MBA
(1)
Total Volume
FY
2004
FY 2005
Estimated ($ in Billions)
MBA – Industry
(1)

People
Impact from investment in Human Capital
45
32
0
0
0
13
2004
75 75 Total
46 49 Companies with 3 or less
5 0 SunTrust
10 4 Mortgage Master
0 9 A. Anderson Scott
14 13 HomeBanc
2003 2002 Rookies ranked in top 75/45
Mortgage Originator’s Top Rookie Originators
$4.5
$5.8
$7.4
$9.5
2003
(1)
$4.9 Mega lender
$4.4 Mortgage industry
$7.8 Large lender
$10.6 HomeBanc
2004
(1)
Avg. sales per loan officer
($ in millions)
Purchase Mortgage Origination Productivity
(1)
Source: Mortgage Originator,
MBA/Stratmore Peer Group, Company information

9 National and local recognition of HomeBanc as an employer of choice A+ Employer #20 FORTUNE Magazine SHRM Grand Prize Winner Bronze “Learning in Practice” Award

10 Purchase Exclusive Strategic Marketing Alliances

11 Portfolio Composition September 30, 2004 vs. September 30, 2005 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% I/O's Hybrid ARMs Other Sep. 30, 2004 Sep. 30, 2005

Portfolio Statistics
As of September 30, 2005
0%
20%
40%
60%
80%
100%
< 70% 70 - 80% > 80%
First Lien Second Lien
0%
10%
20%
30%
40%
50%
< 650 650 -
724
725 -
775
> 775
First Lien Second Lien
0.00%
0.02%
0.04%
0.06%
0.08%
0.10%
Mar '05 Jun '05 Sep '05
90+ Day Delinquency
Loan-to-Value FICO Score
Delinquency
On a unit basis

Profitability
Highlights
• REIT taxable income of $14.2 million, or $0.25 per share, for the three months ended September 30, 2005
• GAAP consolidated net loss of $0.8 million, or $0.01 per share, for the three months ended September 30, 2005
• Total consolidated revenues increased 177%, to $31.6 million, for three months ended September 30, 2005 compared to $11.4 million for the three months ended September 30, 2004
• Net interest income after provision for loan losses of $18.2 million for the three months ended September 30, 2005, an increase of $15.5 million, from $2.7 million for the three months ended September 30, 2004
• Total expenses for the third quarter of 2005 increased $3.3 million, or 10%, to
$34.9 million compared to the third quarter of 2004
• REIT portfolio assets at September 30, 2005 of $5.1 billion, up from $2.0 billion at September 30, 2004, an increase of 155%
• Total loans retained for investment represented 61% of new loans originated in the quarter

Profitability
REIT Portfolio Drives Dividend
1 The loan amounts include the related loan premium, and the Weighted Average Yield/Rate percentages reflect the estimated amortization of the loan premium over the loans’ estimated lives.
2 Debt includes the long-term debt, plus the short term aggregation facilities and warehouse debt that the REIT uses to finance loans held for investment and reflects the effect of derivative financial instruments.
3 Estimated portfolio net interest spread is defined as the weighted average yield/rate of the loans held for investment less the weighted average yield/rate of the debt, including the effect of derivative financial instruments. The estimated portfolio net interest spread shown excludes other Company debt and earning assets and the related interest expense and interest income.
The Company’s equity supporting the loans held for investment also is not taken into account in this calculation. The Company believes this is useful measure since it shows the earnings on loans held for investment after the cost of related debt which the Company believes is an important driver of REIT taxable income, which in turn forms the basis for dividends on our common stock.
4 Portfolio equity is a non-GAAP measure. The portfolio equity is the difference between the total loans and the total debt, plus the amount of loan premium. The portfolio ROE is calculated by multiplying the total loans by the REIT taxable income percentage divided by the portfolio equity. The Company believes this is a useful measure of the return on the equity held to support the loans held for investment and indicates the effects of leverage on the return on such equity and of the returns that such loans may be viewed as generating for shareholders after taking into account direct debt financing costs. Since it does not include all items of income or expense, or the income or expenses of subsidiaries or all equity used by the Company and its subsidiaries, it is a non-GAAP measure that is significantly different from return on the Company’s total GAAP equity.
As of September 2005 $ in thousands
Balance Wtd Avg Yield/Rate
Loans held for investment (LHFI)
1
Securitized $4,428
Non-securitized 690
Total loans
$5,118 5.50%
Debt
2
Collateralized debt obligations $4,419
Warehouse &  aggregation facilities 518
Trust Preferred 52
Total debt
$4,989 4.21%
Estimated portfolio net interest
spread
3
1.29%
Less:
Servicing of LHFI 0.10
Charge-offs of LHFI 0.00
REIT General & Administrative 0.14
REIT taxable income 1.05%
Portfolio equity $187 28.7%
1
,
4

Profitability
Gap Based on Interest Rate Resets
As of September 2005
(1.7) months Net Interest Rate Reset Gap
(3)
(23.4) months
Effect of Derivative Financial
Instruments
(2)
21.7 months Interest Reset Gap Unadjusted
(0.9) months Debt
22.6 months Loans
(1)
Avg. Months to Interest Rate Reset
(1) Prepayment adjusted at an estimated 25% Constant Prepayment Rate (CPR)
(2) Derivative financial instruments consist of interest rate swaps based on contractual maturities, and interest rate options based on effective duration + 100 basis points
(3) Net change in number of months for the interest rate to reset on loans versus corresponding changes in interest rate on debt, net of derivative financial instruments

16 Profitability 2005 Portfolio Prepayment History As of September 2005 0% 5% 10% 15% 20% 25% 30% 35% Jan Feb Mar Apr May Jun Jul Aug Sep CPR (Annualized) 3-Month Rolling Average

17 Profitability Portfolio Prepayment by Product Mix For the Quarter Ended September 30, 2005 0% 10% 20% 30% 40% 50% 60% 1-Mo I/O's 6-Mo I/O's 3/6 Hybrid 5/6 Hybrid 7/6 Hybrid Other CPR (Annualized)

Profitability
Execution In The Securitization Market
0.29% $ 1,089 8/30/05     2005-4
0.36% $ 5,218 Total
0.27% $    980 5/27/05     2005-3
0.45% $    895 7/30/04     2004-1
0.49% $    989 10/29/04     2004-2
0.31% $ 1,094 2/23/05     2005-1
0.31% $    171 3/31/05     2005-2
(1)
Wtd. Avg.
Spread to
LIBOR
Size of
Offering
($ in millions)
Securitization
Closing Series
• Over $5.2 billion of successful securitization transactions to date – over
80% of total portfolio permanently funded
• Total weighted average spread to LIBOR of 0.36% over six transactions
• Average equity retained of 2.1%
(1) Series 2005-2 only included second-lien mortgage loans, whereas the other series included virtually only first-lien mortgage loans

Profitability
•
HBMC (TRS) full year 2005 total new loan volume of
approximately $6.3 to $6.5 billion
•
HBMC mortgage loan volume of approximately $1.3 to $1.5
billion in Q4
•
Total REIT (HMB) portfolio at December 31, 2005 of $5.7 billion to
$6.0 billion
•
REIT taxable earnings per share of $0.27 to $0.29 for Q4 based on an estimated 56.6 million shares outstanding
•
Consolidated GAAP net income of $0.00 to $0.02 per share for
Q4 2005 based on approximately 58 million common share
equivalents
Q4  2005 Guidance (Estimated)

Profitability
(1) Based on actual shares outstanding of 56.4 million
(2) Based on actual shares outstanding of 56.6 million
(3) Based on average shares outstanding
($0.22) – ($0.20)
$0.94 - $0.96
(2)
$6.3 - $6.5
Estimated
For the Year
2005
$0.00 - $0.02
(3)
$0.27 - $0.29
(2)
$1.3 b - $1.5 b
Estimated
For the Qtr.
12/31/05
($0.01)
(3)
($0.06)
(3)
($0.15)
(3)
Cons. GAAP
net (loss) per
share
$0.25
(2)
$1.8 b
For
the Qtr.
9/30/05
$0.24
(1)
$0.19
(1)
REIT taxable
earnings per
share
$1.8 b $1.4 b
Loan
Originations
For
the Qtr.
6/30/05
For
the Qtr.
3/31/05

Business Strategy
Phase II
• Growth
– Target origination volume growth of 10 – 15% per year
• Efficiency
– 10% productivity improvement
• Investment activity
– Selective in retain vs. sell
– Optimize leverage
• Returns
– Grow dividends per share
– Improve GAAP earnings (narrow GAAP/Tax difference)
• Capital
– Opportunistic
– Preserve book value

Profitability
Dividend Reinvestment & Stock Purchase Plan
•
We offer a Dividend Reinvestment and Stock
Purchase Plan to shareholders of record
•
SunTrust Bank is the plan administrator
•
For information on the plan and registration
materials, contact SunTrust Bank at 800-568-3476

Non-GAAP Reconciliation
REIT Taxable Income
($11,983)
7,723
(29,830)
(28,327)
$38,451
Nine Months Ended
Sept. 30, 2005
2,551 Tax benefit
($    783) Consolidated GAAP loss (post-tax)
(10,328) GAAP eliminations
(2)
(7,236) Taxable REIT subsidiaries taxable loss
$14,230 REIT taxable income
(1)
Three Months Ended
Sept. 30, 2005 ($s in thousands)
(1) We define REIT taxable income to be REIT taxable income calculated under the Internal Revenue Code of 1986 for purposes of the
REIT distribution requirement. A REIT is required to distribute 90% of REIT taxable income, which, in general, includes all dividends received from taxable REIT subsidiaries (TRSs) (generally, calculated without regard to the dividends paid deduction for distributions paid to REIT shareholders, and earnings retained by TRSs), plus 90% of net after-tax income from foreclosure property. REIT taxable income is a non-GAAP financial measure. Because of the REIT tax requirements on distributions, management believes that REIT taxable income is an additional meaningful measure to evaluate our operating performance. The most comparable GAAP measure is net income (loss). REIT taxable income should not be considered as a substitute for any measures derived in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. HomeBanc uses REIT taxable income as the basis for establishing the amount of dividends payable to holders of its common stock.
(2) Consists primarily of intercompany gains on sale of loans from taxable REIT subsidiaries to HomeBanc Corp. excluded from income by SFAS No. 65, as amended, and includes the elimination of amortization of loan premium.

Non-GAAP Reconciliation
Debt
As of September 2005
52
Junior subordinated debentures representing
obligations for trust preferred securities
$4,989 REIT debt
208 Less: Debt at taxable REIT subsidiaries (TRSs)
5,197 Total GAAP debt
4,419 Collateralized debt obligations
354 Aggregation credit facilities
$  372 Warehouse lines of credit
($ in thousands)

As a Reminder….
• An audio recording of this conference call will be available through November 17, 2005. To listen to the recording, please dial 800-642-1687. The conference ID code is 9664628.
• An audio recording and a copy of this slide presentation will be available on the HomeBanc website within 24 hours at
www.HomeBanc.com and www.earnings.com.